Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES THIRD QUARTER 2007 RESULTS

Westlake Village, CA – November 1, 2007 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the third quarter ended September 30, 2007.

•	Revenue of $156.9 million was at the high end of the $156 to $157 million preliminary revenue range the Company provided in its October 16 press release;

•	Adjusted-EBITDA[1] of $40.1 million was above the previously-issued guidance range of $38 to $40 million; and

•	Diluted net income per common share of $0.17 was at the high end of the previously-issued guidance range of $0.16 to $0.17.

Third quarter 2007 revenue was negatively impacted primarily by continued weakness in the lead generation portion of the Company’s Media business segment, partially offset by better than expected results in the Comparison Shopping segment.

“While we continue to face challenges in lead generation, I’m encouraged by the growth in our other core businesses, including display advertising, affiliate marketing, technology, and comparison shopping,” said Tom Vadnais, chief executive officer of ValueClick. “Our unique combination of diverse online marketing services, technologies and expertise in driving publisher and advertiser monetization places us in a strong position to benefit from the continued fragmentation of online consumers.”

Third Quarter 2007 Results
Revenue for the third quarter of 2007 was $156.9 million, an increase of $19.0 million, or 14 percent, from $137.9 million for the third quarter of 2006. Third quarter 2007 results include three months of operations from Shopping.net, acquired in December 2006, and two months of operations from MeziMedia, acquired in July 2007.

Income before income taxes for the third quarter of 2007 was $29.3 million compared to $26.4 million for the third quarter of 2006. Adjusted-EBITDA for the third quarter of 2007 was $40.1 million compared to $35.6 million for the third quarter of 2006. Net income for the third quarter of 2007 was $16.8 million, or $0.17 per diluted common share, compared to $16.8 million, or $0.17 per diluted common share, for the third quarter of 2006.

The consolidated balance sheet as of September 30, 2007 includes $251 million in cash, cash equivalents and marketable securities, $687 million in total stockholders’ equity and no long-term debt. During the third quarter, ValueClick paid $96.8 million in net cash related to the acquisition of MeziMedia, and $44 million to repurchase 2.3 million shares of the Company’s outstanding common stock as part of its stock repurchase program. ValueClick currently has $56 million of authorization remaining in its stock repurchase program.

1 Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income before interest, income taxes, depreciation, amortization, and stock-based compensation. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation expense may differ from these estimates based on the timing and amount of options granted, the assumptions used in option valuation and other factors. Actual net income tax expense and the net effective income tax rate may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

Based on its third quarter results and revised outlook for 2007, ValueClick is updating its fiscal year 2007 guidance as follows:

Fiscal Year 2007	Updated Guidance
Revenue	$635-$640 million
Adjusted-EBITDA	$162-$165 million
Diluted net income per common share	$0.70-$0.71

Fiscal year 2007 guidance for diluted net income per common share includes a reduction of $0.11 per diluted common share for stock-based compensation expense, and assumes a 42 percent net effective income tax rate.

Additionally, ValueClick is announcing guidance for the fourth quarter of 2007:

Fourth Quarter 2007	Guidance
Revenue	$172-$177 million
Adjusted-EBITDA	$42-$45 million
Diluted net income per common share	$0.17-$0.18

Fourth quarter 2007 guidance for diluted net income per common share includes a reduction of $0.03 per diluted common share for stock-based compensation expense and assumes a 42.5 percent net effective income tax rate.

Conference Call Today at 4:30 p.m. ETTom Vadnais, chief executive officer, James Zarley, executive chairman, and Sam Paisley, chief administrative officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the third quarter during a conference call and webcast on November 1, 2007 at 4:30 p.m. ET.

The live webcast and other information of potential interest to investors will be available to the public in the Investor Relations section of the Company’s website (www.valueclick.com). Replay information will be available for seven days after the call and may be accessed at (888) 203-1112 for domestic callers and (719) 457-0820 for international callers. The passcode is 8245264.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing services companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate and search marketing, display advertising, , ad serving and related technologies, and comparison shopping. ValueClick brands include Commission Junction, ValueClick Media, Mediaplex, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, trends in online advertising spending and estimates of future online performance-based advertising. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on March 1, 2007; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K. ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended September 30,
	(Unaudited)
	(Note 1)
	2007	2006

Revenue	$156,892	$137,865
Cost of revenue	50,450	38,709

Gross profit	106,442	99,156
Operating expenses:
Sales and marketing (Note 2)	46,390	46,270
General and administrative (Note 2)	18,275	14,326
Technology (Note 2)	8,724	8,301
Amortization of intangible assets	6,726	5,462

Total operating expenses	80,115	74,359

Income from operations	26,327	24,797
Interest income, net	2,943	1,642

Income before income taxes	29,270	26,439
Income tax expense	12,439	9,648

Net income	$16,831	$16,791

Basic net income per common share	$0.17	$0.17

Weighted-average shares used to compute basic net income per common share	99,138	96,612

Diluted net income per common share	$0.17	$0.17

Weighted-average shares used to compute diluted net income per common share	100,174	98,546

Note 1 – The condensed consolidated statements of operations include the results of Shopping.net and MeziMedia from the acquisition consummation dates (December 1, 2006 and July 30, 2007, respectively). Had these transactions been completed as of January 1, 2006, on an unaudited pro forma basis, revenue would have been $165.1 million and $149.3 million, and net income would have been $17.7 million, or $0.18 per diluted common share, and $16.0 million, or $0.16 per diluted common share, for the three-month periods ended September 30, 2007 and 2006, respectively. These unaudited pro forma results are for information purposes only, are not necessarily indicative of what the actual results would have been had these transactions occurred on January 1, 2006, and are not necessarily indicative of future results.

	Three-month Period
	Ended September 30,
Note 2 – Includes stock-based compensation as follows:	(Unaudited)
	2007	2006
Sales and marketing	$1,200	$1,145
General and administrative	2,791	1,264
Technology	603	583

Total stock-based compensation	$4,594	$2,992

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Nine-month Period
	Ended September 30,
	(Unaudited)
	(Note 1)
	2007	2006

Revenue	$462,492	$385,180
Cost of revenue	146,554	120,072

Gross profit	315,938	265,108
Operating expenses:
Sales and marketing (Note 2)	137,036	115,285
General and administrative (Note 2)	53,016	42,534
Technology (Note 2)	26,386	24,614
Amortization of intangible assets	17,967	16,567

Total operating expenses	234,405	199,000

Income from operations	81,533	66,108
Interest income, net	9,257	5,565

Income before income taxes	90,790	71,673
Income tax expense	37,697	30,649

Net income	$53,093	$41,024

Basic net income per common share	$0.53	$0.41

Weighted-average shares used to compute basic net income per common share	99,577	99,948

Diluted net income per common share	$0.53	$0.40

Weighted-average shares used to compute diluted net income per common share	100,941	102,242

Note 1 – The condensed consolidated statements of operations include the results of Shopping.net and MeziMedia from the acquisition consummation dates (December 1, 2006 and July 30, 2007, respectively). Had these transactions been completed as of January 1, 2006, on an unaudited pro forma basis, revenue would have been $507.3 million and $411.2 million, and net income would have been $56.5 million, or $0.56 per diluted common share, and $37.0 million, or $0.36 per diluted common share, for the nine-month periods ended September 30, 2007 and 2006, respectively. These unaudited pro forma results are for information purposes only, are not necessarily indicative of what the actual results would have been had these transactions occurred on January 1, 2006, and are not necessarily indicative of future results.

	Nine-month Period
	Ended September 30,
Note 2 – Includes stock-based compensation as follows:	(Unaudited)
	2007	2006
Sales and marketing	$3,524	$3,594
General and administrative	7,856	4,027
Technology	1,772	1,887

Total stock-based compensation	$13,152	$9,508

VALUECLICK, INC.
RECONCILIATION OF NET INCOME TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended September 30,
	(Unaudited)
	2007	2006
Net income	$16,831	$16,791
Less interest income, net	(2,943)	(1,642)
Plus provision for income taxes	12,439	9,648
Plus amortization of intangible assets	6,726	5,462
Plus depreciation and leasehold amortization	2,425	2,382
Plus stock-based compensation	4,594	2,992

Adjusted-EBITDA	$40,072	$35,633

	Nine-month Period
	Ended September 30,
	(Unaudited)
	2007	2006
Net income	$53,093	$41,024
Less interest income, net	(9,257)	(5,565)
Plus provision for income taxes	37,697	30,649
Plus amortization of intangible assets	17,967	16,567
Plus depreciation and leasehold amortization	7,202	6,851
Plus stock-based compensation	13,152	9,508

Adjusted-EBITDA	$119,854	$99,034

Note 1 – “Adjusted-EBITDA” (earnings before interest, income taxes, depreciation, amortization, and stock-based compensation) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation expense which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management always uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and as a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period Ended		Nine-month Period Ended
	September 30,		September 30,
	(Unaudited)		(Unaudited)
	2007	2006	2007	2006

Media:
Revenue	$85,602	$98,399	$294,961	$271,326
Cost of revenue	35,130	31,718	113,547	101,694

Gross profit	50,472	66,681	181,414	169,632
Operating expenses	33,269	42,296	114,437	103,766

Segment income from operations	$17,203	$24,385	$66,977	$65,866

Comparison Shopping:
Revenue	$29,421	$5,874	$46,212	$17,368
Cost of revenue	7,289	509	10,453	1,262

Gross profit	22,132	5,365	35,759	16,106
Operating expenses	15,570	4,727	28,075	15,072

Segment income from operations	$6,562	$638	$7,684	$1,034

Affiliate Marketing:
Revenue	$34,138	$27,400	$99,188	$79,422
Cost of revenue	7,209	5,284	19,872	13,723

Gross profit	26,929	22,116	79,316	65,699
Operating expenses	10,767	9,051	30,839	26,132

Segment income from operations	$16,162	$13,065	$48,477	$39,567

Technology:
Revenue	$8,215	$6,525	$23,453	$18,028
Cost of revenue	1,393	1,374	4,279	4,024

Gross profit	6,822	5,151	19,174	14,004
Operating expenses	3,388	3,245	10,237	9,457

Segment income from operations	$3,434	$1,906	$8,937	$4,547

Total segment income from operations	$43,361	$39,994	$132,075	$111,014
Corporate expenses	(5,714)	(6,743)	(19,423)	(18,831)
Stock-based compensation	(4,594)	(2,992)	(13,152)	(9,508)
Amortization of intangible assets	(6,726)	(5,462)	(17,967)	(16,567)

Consolidated income from operations	$26,327	$24,797	$81,533	$66,108

Reconciliation of segment revenue to consolidated revenue:
Media	$85,602	$98,399	$294,961	$271,326
Comparison Shopping	29,421	5,874	46,212	17,368
Affiliate Marketing	34,138	27,400	99,188	79,422
Technology	8,215	6,525	23,453	18,028
Inter-segment eliminations	(484)	(333)	(1,322)	(964)

Consolidated revenue	$156,892	$137,865	$462,492	$385,180

VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2007	2006
	(Unaudited)

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$63,483	$76,769
Marketable securities, at fair value	187,483	204,825
Accounts receivable, net	111,824	107,785
Other current assets	13,375	13,611

Total current assets	376,165	402,990
Property and equipment, net	17,437	18,995
Goodwill	337,090	278,070
Intangible assets, net	121,087	91,383
Other assets	3,406	1,828

TOTAL ASSETS	$855,185	$793,266

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$92,186	$87,414
Non-current liabilities	76,430	62,143

Total liabilities	168,616	149,557
Total stockholders’ equity	686,569	643,709

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$855,185	$793,266